Exhibit 10.64

AMENDMENT NO. 1

This AMENDMENT NO. 1 is made as of August 7, 2006 (the “Amendment”) with respect to that certain Second Amended and Restated Revolving Credit Agreement dated as of June 19, 2006 (the “Credit Agreement”) by and among MCG CAPITAL CORPORATION, a Delaware corporation having its chief executive office at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia (“Borrower”), BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as Administrative Agent (“Agent”) and Issuing Bank (the “Issuing Bank”) and each of the financial institutions that are from time to time signatory hereto together with their assignees pursuant to Section 14 of the Credit Agreement (each a “Lender” and collectively, the “Lenders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

ARTICLE I

NEW LENDERS; INCREASED COMMITMENTS.

Section 1.1 Increased Commitment. Effective as of the date hereof, the Commitment of Bayerische Hypo-Und Vereinsbank AG, New York Branch (“HVB”) is hereby increased by $15,000,000.00.

Section 1.2 New Lenders. By its signature hereunder, Sovereign Bank (the “New Lender”) hereby agrees to (a) become a Lender pursuant to the Credit Agreement with a Commitment in the aggregate principal amount of $15,000,000.00 and (b) to execute and deliver an Assignment and Acceptance Agreement (substantially in the form of Exhibit E to the Credit Agreement) to such effect with each of the Agent, Issuing Bank and HVB.

ARTICLE II

FEES.

Section 2.1 New Lender Fees. In consideration for the foregoing, the Borrower hereby agrees to remit to the New Lender a fee in the amount of 0.25% of the New Lender’s Commitment (the “New Lender Fee”).

Section 2.2 Agent Fees. On or before the date hereof, Borrower shall pay to the Agent the fees due as of the Effective Date specified in the letter of June 19, 2006 between Borrower and Agent (the “Agent Fees”).

ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

Section 3.1 Conditions Precedent to the Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Loan Documents. This Amendment shall have been duly executed and delivered by Borrower to Agent, the Issuing Bank and the Required Lenders.

(b) Assignment and Acceptance Agreement. An Assignment and Acceptance Agreement shall have been duly executed and delivered by Borrower to Agent, the Issuing Bank and HVB.

(c) Receipt by the New Lender of the New Lender Fee. The New Lender shall have confirmed to the Borrower and the Agent that it has received the New Lender Fee.

(d) Receipt by the Administrative Agent of the Agent Fees. The Administrative Agent shall have received the Agent Fee.

(e) Receipt by the New Lender of a Note. The New Lender shall have received a Note issued by the Borrower to the New Lender in the amount of the Commitment of the New Lender and otherwise substantially in the form of Exhibit B to the Credit Agreement.

(f) Representations and Warranties. Each of the representations and warranties of Borrower contained in the Loan Documents shall be true in all material respects as of the date as of which such representations and warranties were made, and Agent shall have received from Borrower a certificate from a duly authorized officer of Borrower dated as of the date hereof to such effect, both before and after giving effect to this Amendment (to the best of such officer’s knowledge).

(g) Events of Default. No Event of Default shall have occurred and be continuing, and Agent shall have received from Borrower a certificate from a duly authorized officer of Borrower dated as of the Closing Date to such effect, both before and after giving effect to this Amendment (to the best of such officer’s knowledge).

(h) Corporate Authorization. All required corporate action necessary for the valid execution, delivery and performance by Borrower of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to Agent shall have been provided to Agent.

ARTICLE IV

MISCELLANEOUS.

Section 4.1 Expenses. Borrower shall pay to Agent promptly on demand all actual out-of-pocket reasonable costs and expenses incurred by Agent in connection with the drafting, negotiation, execution and delivery of this Amendment.

Section 4.2 No Deemed Waiver. No failure or delay by Agent, Issuing Bank or any Lender to exercise any right hereunder or under the Credit Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

Section 4.3 Severability. The provisions of this Amendment are severable, and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision in such jurisdiction.

Section 4.4 Counterparts; Facsimile Execution. This Amendment may be executed and delivered in several counterparts and by facsimile, each of which shall be an effective and enforceable original, and all of which shall constitute one agreement

Section 4.5 Governing Law; Forum. THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK.

[Balance of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

MCG CAPITAL CORPORATION (Borrower)

By:	/s/ Michael R. McDonnell
Name:	/s/ Michael R. McDonnell
Title:	Chief Financial Officer

Address:	1100 Wilson Boulevard, Suite 3000
Arlington, Virginia 22209
Tel:	703-247-7500
Fax:	703-247-7545

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (Administrative Agent)

By:	/s/ Debra L. Laskowski
Name:	Debra L. Laskowski
Title:	Managing Director

Address:	150 East 42nd Street
New York, NY 10017
Tel:	212-672-5662
Fax:	212-672-5898

By:	/s/ Craig M. Pinsley
Name:	Craig M. Pinsley
Title:	Director

Address:	150 East 42nd Street
New York, NY 10017
Tel:	212-672-5841
Fax:	212-672-5517

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH (Lender)

By:
Name:
Title:

Address:	150 East 42nd Street
New York, NY 10017
Tel:	212-672-5662
Fax:	212-672-5898

By:
Name:
Title:

Address:	150 East 42nd Street
New York, NY 10017
Tel:	212-672-5841
Fax:	212-672-5517

IN WITNESS WHEREOF, the undersigned have duly executed this Amended and Restated Revolving Credit Agreement as of the date first above written.

SOVEREIGN BANK (Lender)

Commitment

Amount: $15,000,000.00

By:	/s/ Alfred J. Doody
Name:	Alfred J. Doody
Title:	S.V.P.

Address:

Tel:
Fax: